SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [_]

Check the appropriate box:
[ ]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials

IVY FUNDS, INC.

IVY ASSET STRATEGY FUND

IVY SCIENCE AND TECHNOLOGY FUND

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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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IMPORTANT NOTICE

IVY FUNDS, INC.

IVY ASSET STRATEGY FUND

IVY SCIENCE AND TECHNOLOGY FUND

6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas 66201-9217

March 16, 2009

Dear Shareholder:

     We are writing to notify you again of a special meeting (the “Special Meeting”) of the shareholders of Ivy Asset Strategy Fund and Ivy Science and Technology Fund (each, an “Existing Fund” and collectively, the “Existing Funds”), each, a series of Ivy Funds, Inc. (the “Corporation”), which has been adjourned to a new date of June 2, 2009. The Special Meeting will be held at 6300 Lamar Avenue, Overland Park, Kansas, at 4:00 pm, Central Time. The purpose of the Special Meeting is:

1.	To approve an Agreement and Plan of Reorganization pursuant to which the Existing Funds would (i) transfer all of their assets and liabilities to corresponding new series of Ivy Funds, a newly formed Delaware statutory trust (the “New Trust”), that have the identical names (the “New Funds”) in exchange for shares of beneficial interest of the New Funds, (ii) distribute such shares to their shareholders and (iii) be dissolved.

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

     The above proposal is described in detail in the Notice of Special Meeting of Shareholders and Joint Proxy Statement, each dated November 19, 2008.

     The Board of Directors of the Corporation recommends you vote “FOR” the reorganization and subsequent dissolution of the Existing Funds, for the reasons discussed in the Joint Proxy Statement.

     To comply with applicable law with respect to the record date for an adjourned shareholder meeting, the Board of Directors of the Corporation has established a new record date of March 4, 2009 for the adjourned Special Meeting. The original record date for this special meeting was October 31, 2008, and the original date for this special meeting was January 15, 2009. Although shareholders of the Existing Funds voted overwhelmingly to approve the Plan of Reorganization with respect to each

Existing Fund, approval of the proposal requires an affirmative vote of a majority of each Existing Fund’s outstanding shares. Only shareholders of record at the close of business on the new record date are entitled to notice of and to vote at the adjourned Special Meeting (and any further adjournments thereof).

  IF YOU WERE NOT A SHAREHOLDER AS OF THE ORIGINAL RECORD DATE, OCTOBER 31, 2008, and have not previously received a copy of the Notice of Special Meeting of Shareholders and Joint Proxy Statement, we have enclosed a copy. Please review the enclosed materials, as well as the updated information contained below in this letter, and then vote your shares by following the directions on the enclosed proxy card or by casting your vote by telephone or on-line using the instructions provided on the enclosed proxy card. If you have any questions, please call Broadridge at 1-866-776-7031, Ivy Client Services at 1-800-777-6472 or your financial advisor.

  IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, please disregard any proxy card that you may have received previously and cast your vote on the enclosed proxy card by following the directions thereon. You may also cast your vote by telephone or internet using the instructions provided on the enclosed proxy card. If you have any questions, please call Broadridge at 1-866-776-7031, Ivy Client Services at 1-800-777-6472 or your financial advisor.

  IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary. Unless we receive instructions from you to the contrary, we will vote your shares according to your instructions on any previously submitted proxy card or pursuant to any instructions previously submitted by telephone or through the internet.

  IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, you may do so by casting your vote by telephone or internet. If you would like to cast your vote in writing, please call Broadridge at 1-866-776-7031 to request a proxy card.

     The Existing Funds will bear the expenses associated with preparing and mailing this letter.

     At the close of business on March 4, 2009, the number of shares outstanding of Ivy Asset Strategy Fund and Ivy Science and Technology Fund is set forth below:

	Asset Strategy Fund	Science and Technology Fund
Class A shares	243,043,524.325	11,391,117.352
Class B shares	17,591,344.995	818,792.149
Class C shares	247,462,983.157	5,018,082.586
Class E shares	863,253.407	85,308.617
Class I shares	16,320,378.182	1,028,359.316
Class Y shares	73,954,144.938	7,932,900.168
Class R shares	49,011.207	273,447.489

     As of such date, the directors and officers of the Corporation as a group owned less than 1% of the shares of each Existing Fund. As of such date, no person was known by either Existing Fund to own beneficially as much as 5% of any Class of the Existing Fund except as set forth in Appendix A attached hereto.

     The information in this letter amends, in part, the Notice of Special Meeting of Shareholders and Joint Proxy Statement and any other information about the meeting previously delivered to you. To the extent the information in the original Notice and Joint Proxy Statement has not been amended by this letter, such information remains applicable to this solicitation of proxies and the Special Meeting. If you would like another copy of the original Notice and Joint Proxy Statement, please contact Broadridge at 1-866-776-7031.

PLEASE REMEMBER TO VOTE YOUR SHARES AS SOON AS POSSIBLE.

     If we have not received your proxy as the date of the Special Meeting moves closer, you may receive a call asking you to exercise your right to vote. Your prompt response by voting via telephone, on-line or mail will help reduce proxy costs and will eliminate your receipt of follow-up phone calls or additional mailings.

     We appreciate your careful and prompt consideration of this matter.

By Order of the Board of Directors,

Mara Herrington Secretary

APPENDIX A

     The following table sets forth the name, address and share ownership of each person known by Ivy Asset Strategy Fund and Ivy Science and Technology Fund to have ownership with respect to 5% or more of a class of each Existing Fund.

Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
Charles Schwab & Co, Inc.	Asset Strategy Fund
Special Custody A/C for the	Class A	22,151,281.0430	9.11%
Benefit of Customers	Class I	5,033,953.3240	30.84%
Attn: Mutual Funds	Class Y	4,893,975.8700	6.62%
101 Montgomery St
San Francisco, CA	Science and Technology Fund
	Class I	156,725.1970	15.24%
	Class Y	1,075,522.1480	13.56%

Citigroup Global Markets	Asset Strategy Fund
Attn: Andrew Gott	Class A	35,550,701.0230	14.63%
Owings Mills, MD	Class B	3,013,146.6630	17.13%
	Class C	56,017,623.4200	22.64%

	Science and Technology Fund
	Class C	415,370.2960	8.28%
	Class I	336,038.1230	32.68%

DCGT Trustee & or	Science and Technology Fund
Custodian FBO Principal	Class I	137,075.1430	13.33%
Financial Group Qualified
Princ Advtg Omnibus
Des Moines, IA

Hartford Life Insurance CO	Science and Technology Fund
Separate Account	Class R	145,382.5890	53.17%
Windsor CT

Minnesota Life Insurance	Science and Technology Fund
Company	Class Y	546,890.2060	6.89%
Attn: A6-4105
Saint Paul, MN

Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
MLPF&S For the Sole	Asset Strategy Fund
Benefit of its Customers	Class B	3,213,861.1910	18.27%
ATTN: Fund Administration	Class C	63,801,849.6670	25.78%
4800 Deer Lake Dr E 3rd Fl	Class Y	47,245,549.1420	63.88%
Jacksonville, FL	Class R	15,423.6730	31.47%

	Science and Technology Fund
	Class C	575,245.6300	11.46%
	Class I	251,270.5040	24.43%
	Class R	23,211.4790	8.49%
	Class Y	729,428.0280	9.19%

Nationwide Trust Company	Science and Technology Fund
C/O IPO Portfolio Accntg	Class Y	1,330,425.4860	16.77%
Columbus, OH

NFS LLC FEBO	Asset Strategy Fund
Northern Trustco	Class I	2,011,272.8340	12.32%
Chicago, IL

NFS LLC FEBO	Asset Strategy Fund
US Bank National Assoc.	Class I	1,557,247.7880	9.54%
Omnibus – Reinvest
Milwaukee, WI

NFS LLC FEBO	Science and Technology Fund
Transamerica Life Insurance	Class Y	782,694.7550	9.87%
Company
Los Angeles, CA

Orchard Trust Co LLC	Asset Strategy Fund
Employee Benefit Clients	Class R	6,185.9460	12.62%
Greenwood Village, CO

	Science and Technology Fund
	Class R	19,323.8140	7.07%
	Class Y	461,320.7740	5.82%

Prudential Investment	Asset Strategy Fund
Management Services FBO	Class A	15,838,179.3230	6.52%
Mutual Fund Clients
Attn: Pruchoice Unit
Iselin, NJ

Name and Address		Beneficially
of Beneficial Owner	Class	or of Record	Percent
PIMS/Prudential Retirement	Asset Strategy Fund
As Nominee For the Trustee/	Class R	11,601.9270	23.67%
Cust PL 800 Volk Enterprises/ Safety
Turlock, CA

T. Rowe Price	Science and Technology Fund
Retirement Plan Services	Class Y	886,941.7050	11.18%
FBO Retirement Plan Clients
Owings Mills, MD

Waddell & Reed Financial, Inc.	Asset Strategy Fund
Attn: Bernita Moorehead	Class R	4,254.7340	8.68%
Shawnee Mission, KS

Wilmington Trust RISC Cust	Asset Strategy Fund
FBO Port Ship Services, Inc.	Class R	4,997.2850	10.20%
401k Retirement Plan
Phoenix, AZ

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting: The Proxy Statement is available at www.proxyweb.com
IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE
Fast, convenient, easy and available 24 hours a day!

Vote by Phone: Call toll-free 1-888-221-0697. Follow the recorded instructions.
Vote on the Internet: Log on to www.proxyweb.com. Follow the on-screen instructions.
Vote by Mail: Check the appropriate box on the reverse side of this card, sign and date this card and return in the envelope provided.
Vote by Live Telephone: Call 1-866-776-7031 to speak directly to a representative.

999 999 999 999 99 ←
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

IVY ASSET STRATEGY FUND	SPECIAL MEETING OF THE SHAREHOLDERS JUNE 2, 2009

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF IVY ASSET STRATEGY FUND.
The undersigned, having received Notice of the June 2, 2009 Special Meeting of Shareholders of the Ivy Asset Strategy Fund and the related Proxy Statement, hereby appoints Kristen A. Richards and Daniel C. Schulte as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 6300 Lamar Avenue, Overland Park, Kansas on June 2, 2009 at 4:00 p.m. Central Time, and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given by me. This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Corporation, or by voting in person at the Special Meeting.

ê
Dated: __________________, 2009

PLEASE INDICATE VOTE ON OPPOSITE SIDE OF CARD.

	Signature(s) of Shareholder(s)		(Please Sign in Box)

Please sign name or names as appearing on proxy and return promptly in the enclosed postage-paid envelope. If signing as a representative, please include capacity.

ê		ê	IVY Asset Strategy-MM-RDU

ê	Please fill in box as shown using black or blue ink or number 2 pencil. ☒	ê
PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF DIRECTORS OF IVY ASSET STRATEGY FUND
RECOMMEND A VOTE “FOR” THE PROPOSAL.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS.
IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

		FOR	AGAINST	ABSTAIN
1.	To approve the reorganization of Ivy Asset Strategy Fund into a corresponding series of a newly formed Delaware statutory trust bearing the name Ivy Funds.	☐	☐	☐

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT
VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

ê	IVY Asset Strategy-MM-RDU	ê

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting: The Proxy Statement is available at www.proxyweb.com
IMPORTANT: ELECTRONIC VOTING OPTIONS AVAILABLE
Fast, convenient, easy and available 24 hours a day!

Vote by Phone: Call toll-free 1-888-221-0697. Follow the recorded instructions.
Vote on the Internet: Log on to www.proxyweb.com. Follow the on-screen instructions.
Vote by Mail: Check the appropriate box on the reverse side of this card, sign and date this card and return in the envelope provided.
Vote by Live Telephone: Call 1-866-776-7031 to speak directly to a representative.

999 999 999 999 99 ←
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

IVY SCIENCE AND TECHNOLOGY FUND	SPECIAL MEETING OF THE SHAREHOLDERS JUNE 2, 2009

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF IVY SCIENCE AND TECHNOLOGY FUND.
The undersigned, having received Notice of the June 2, 2009 Special Meeting of Shareholders of the Ivy Science and Technology Fund and the related Proxy Statement, hereby appoints Kristen A. Richards and Daniel C. Schulte as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 6300 Lamar Avenue, Overland Park, Kansas on June 2, 2009 at 4:00 p.m. Central Time, and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given by me. This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice the Secretary of the Corporation, or by voting in person at the Special Meeting.

ê
Dated: __________________, 2009

PLEASE INDICATE VOTE ON OPPOSITE SIDE OF CARD.

	Signature(s) of Shareholder(s)		(Please Sign in Box)

Please sign name or names as appearing on proxy and return promptly in the enclosed postage-paid envelope. If signing as a representative, please include capacity.

ê		ê	IVY Science and Technology-MM-RDU

ê	Please fill in box as shown using black or blue ink or number 2 pencil. ☒	ê
PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF DIRECTORS OF IVY SCIENCE AND TECHNOLOGY FUND
RECOMMEND A VOTE “FOR” THE PROPOSALS.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS.
IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

		FOR	AGAINST	ABSTAIN
1.	To approve the reorganization of Ivy Science and Technology Fund into a corresponding series of a newly formed Delaware statutory trust bearing the name Ivy Funds.	☐	☐	☐

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT
VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

ê	IVY Science and Technology-MM-RDU	ê

IVY FUNDS, INC
IVY ASSET STRATEGY FUND
IVY SCIENCE AND TECHNOLOGY FUND

FOUR WAYS TO VOTE YOUR PROXY

The accompanying proxy statement discusses important matters affecting Ivy Asset Strategy Fund and Ivy Science and Technology Fund. Please take time to read the proxy statement, then cast your vote. There are four easy ways to vote. Please choose the method that’s most convenient for you.

1.

Vote on the Internet. Visit the website – www.proxyweb.com and enter the ballot control number on the upper portion of the proxy card to vote just once for all of your accounts. Then follow the voting instructions that will appear.

2.

Vote by telephone. Call our dedicated voting number – 1-888-221-0697. This is a toll free call and the voting site is open 24 hours a day, 7 days a week. Enter the ballot control number on the upper portion of the proxy card to vote just once for all of your accounts and follow the voice prompts to record your vote.

3.

Vote by live telephone. Call our dedicated proxy voting toll-free number 1-866-776-7031 and speak directly to a representative. This service is available Monday through Friday 9:30 a.m. to 9:00 p.m., Saturday 10:00 a.m. - 6:00 p.m. Eastern time.

4.	Vote by mail. Simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. NOTE: Please do not return your proxy cards if you vote by phone or Internet.

The Invest Ed Plan, a Section 529 college savings plan, invests in Class E Shares. Please note that the Arizona Commission for Postsecondary Education is responsible for casting votes for Class E Shares. See page 69 of the Proxy Statement.

Remember - your vote matters.
Please vote today!

IVY - NEW - MM

IVY FUNDS, INC.
IVY ASSET STRATEGY FUND
IVY SCIENCE AND TECHNOLOGY FUND

FOUR WAYS TO VOTE YOUR PROXY

The Board of Directors meeting date has been adjourned to a new shareholder meeting date of June 2, 2009. There are four easy ways to vote. Please choose the method that’s most convenient for you.

1.

Vote on the Internet. Visit the website – www.proxyweb.com and enter the ballot control number on the upper portion of the proxy card to vote just once for all of your accounts. Then follow the voting instructions that will appear.

2.

Vote by telephone. Call our dedicated voting number – 1-888-221-0697. This is a toll free call and the voting site is open 24 hours a day, 7 days a week. Enter the ballot control number on the upper portion of the proxy card to vote just once for all of your accounts and follow the voice prompts to record your vote.

3.

Vote by live telephone. Call our dedicated proxy voting toll-free number 1-866-776-7031 and speak directly to a representative. This service is available Monday through Friday 9:30 a.m. to 9:00 p.m., Saturday 10:00 a.m. - 6:00 p.m. Eastern time.

4.	Vote by mail. Simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. NOTE: Please do not return your proxy cards if you vote by phone or Internet.

The Invest Ed Plan, a Section 529 college savings plan, invests in Class E Shares. Please note that the Arizona Commission for Postsecondary Education is responsible for casting votes for Class E Shares. See page 69 of the Proxy Statement.

Remember - your vote matters.
Please vote today!

IVY - EXUN - MM

IVY FUNDS, INC.

IVY ASSETT STRATEGY FUND
IVY SCIENCE AND TECHNOLOGY FUND

The Special Meeting of shareholders of Ivy Asset Strategy Fund and Ivy Science and Technology Fund has been adjourned to a new date of June 2, 2009. The Board of Directors has established a new record date of March 4, 2009. Although shareholders of both Asset Strategy Fund and Ivy Science and Technology Fund voted overwhelmingly in favor of the proposed reorganization, not enough votes were received for these two funds, requiring another proxy solicitation to pass the proposal.

IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, NO ACTION IS NECESSARY.

IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, PLEASE SEE THE INSTRUCTIONS ON THE ACCOMPANYING NOTICE.

IVY - EXV - MM